UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2019

Greenland Technologies Holding Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11-F, Building #12, Sunking Plaza, Gaojiao Road Hangzhou, Zhejiang, People’s Republic of China 311122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 010-53607082

Greenland Acquisition Corporation

Suite 906, Tower W1, Oriental Plaza No. 1 East Chang’an Street, Dongcheng District
Beijing, People’s Republic of China 100006

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, no par value	GLAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	GLACW	The NASDAQ Stock Market LLC
Rights to receive one-tenth (1/10) of one ordinary share	GLACR	The NASDAQ Stock Market LLC
Units, each consisting of one ordinary share, one right and one warrant	GLACU	The NASDAQ Stock Market LLC

Item 8.01	Other Events

As previously reported on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on July 12, 2019 by Greenland Acquisition Corporation, a business company with limited liability incorporated under the laws of the British Virgin Islands (“Greenland”), Greenland entered into a share exchange agreement (the “Share Exchange Agreement”) with Zhongchai Holding (Hong Kong) Limited, a company incorporated under the laws of Hong Kong (“Zhongchai Holding”), Greenland Asset Management Corporation, a British Virgin Islands company with limited liability, in the capacity thereunder as the purchaser representative, and Cenntro Holding Limited, the sole member of Zhongchai Holding (the “Zhongchai Equity Holder”), pursuant to which, among other things and subject to the terms and conditions contained therein, Greenland agreed to acquire all of the outstanding capital stock of Zhongchai Holding through a share exchange, with Zhongchai Holding becoming a direct wholly owned subsidiary of Greenland (the “Business Combination”).

On October 24, 2019, at a special meeting of the shareholders of Greenland in lieu of an annual meeting (the “Special Meeting”), the shareholders of Greenland approved the Business Combination as well as the other proposals presented at the Special Meeting.

On October 24, 2019, following the Special Meeting, Greenland and Zhongchai Holding announced the consummation (the “Closing”) of the Business Combination. In connection with the Closing, Greenland changed its name to Greenland Technologies Holding Corporation.

A copy of the press release announcing the Closing is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Press Release, dated October 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLAND TECHNOLOGIES HOLDING CORPORATION

Dated: October 24, 2019	By:	/s/ Raymond Z. Wang
		Name:	Raymond Z. Wang
		Title:	Chief Executive Officer and President